Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

Class A, Class C, Administrator Class, Institutional Class and Investor Class

Supplement dated May 19, 2010, to the Prospectuses dated March 1, 2010, as previously supplementedas the case may be.

This supplement contains important information about the Wells Fargo Advantage Small Cap Disciplined Fund (the “Fund”).

At a meeting of the Board of Trustees of the Wells Fargo Advantage Funds ® (the “Board”) held on January 11, 2010, the Board approved the change of the Fund’s investment sub-adviser (subject to shareholder approval), as well as changes to the Fund’s name,   Principal Investments, and   Principal Investment Strategies . At the special meeting of the shareholders held on May 18, 2010, the shareholders approved the change to the investment sub-adviser, anticipated to become effective on or about June 1, 2010 .  In conjunction with this change,   the Fund’s name will be Wells Fargo Advantage Intrinsic Small Cap Value Fund, and its Principal Investments and Principal Investment Strategies will be as follows:

Principal Investments

Under normal circumstances, we invest:

at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes, if any) in equity securities of small-capitalization companies.

Principal Investment Strategies

We invest principally in equity securities of small-capitalization companies, which we define as companies within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.  We may use futures, options, or swap agreements, as well as other derivatives, to manage risk or enhance return.

We utilize a long-term focus that is intended to take advantage of investment opportunities presented by what we believe are short-term price anomalies in high-quality stocks. We seek to identify companies with established operating histories, financial strength and management expertise, among other factors.  We seek stocks that are trading at a discount to what we believe are their estimated intrinsic values. Fundamental research is performed to identify securities for the portfolio with one or more catalysts present that will unlock the intrinsic value of the securities. These catalysts may include productive use of strong free cash flow, productivity gains, positive change in management or control, innovative or competitively superior products, increasing shareholder focus, or resolution of ancillary problems or misperceptions. We may sell a holding if the value potential is realized, if warning signs emerge of beginning fundamental deterioration or if the value is no longer compelling relative to the alternatives. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Also effective on or about June 1, 2010, the Fund’s new investment sub-adviser will be Metropolitan West Capital Management, LLC (“MWCM”).

Accordingly, the section of the prospectuses for the Fund entitled “Organization  and Management of the Funds –  The Sub-Advisers and Portfolio Managers” is replaced with the following:

Metropolitan West Capital Management, LLC (MWCM), a subsidiary of Wells Fargo and an affiliate of EIMC, is the sub-adviser to the Intrinsic Small Cap Value Fund. As sub-adviser, MWCM manages the Fund's investments on a day-to-day basis. MWCM has been managing investment portfolios since 1997 and is located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

In conjunction with such change, Samir Sikka, Jeffrey Peck and Alex Alvarez, CFA, investment professionals of MWCM, will serve as the co-portfolio managers principally responsible for the day-to-day management of the Fund’s portfolio. The following biographical descriptions of each portfolio manager are also added to the “Organization  andManagement of the Funds –  The Sub-Advisers and Portfolio Managers” section of the Fund’s prospectuses:

Mr. Sikka is jointly responsible for managing Wells Fargo Advantage Intrinsic Small Cap Value Fund, which he has managed since 2010.  Mr. Sikka is a Managing Director and the Lead Strategist for the Small Cap Intrinsic Value strategy. Mr. Sikka joined MWCM in 2006. Previously, he served as Senior Vice President and Senior Analyst with Trust Company of the West, as Associate Director with UBS Investment Bank and as Senior Associate with Ernst & Young, LLP.

Mr. Peckis jointly responsible for managing Wells Fargo Advantage Intrinsic Small Cap Value Fund, which he has managed since 2010. Mr. Peck is the Director of Research and serves as a Senior Analyst with MWCM’s investment team. Mr. Peck joined MWCM in 2004. Previously, he served as Equity Research Analyst with both Bear Stearns & Co., Inc. and Janney Montgomery Scott.

Mr. Alvarez is jointly responsible for managing Wells Fargo Advantage Intrinsic Small Cap Value Fund, which he has managed since 2010. Mr. Alvarez is an Equity Analyst with MWCM’s investment team and is dedicated to the small cap intrinsic value strategy.  Mr. Alvarez joined MWCM in 2008.  Previously, he served as Vice President with The Goldman Sachs Group, Inc., as Financial Analyst with Motorola, Inc. and as Associate with Arthur Andersen.

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